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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                          -----------------------------

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: AUGUST 30, 2002

                                 ---------------


                               EOG RESOURCES, INC.

             (Exact name of registrant as specified in its charter)


                DELAWARE                    1-9743               47-0684736
      (State or other jurisdiction     (Commission File       (I.R.S. Employer
   of incorporation or organization)       Number)           Identification No.)


            333 CLAY STREET
               SUITE 4200
             HOUSTON, TEXAS                                        77002
(Address of principal executive offices)                         (Zip code)


                                  713/651-7000
              (Registrant's telephone number, including area code)


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EOG RESOURCES, INC.


ITEM 9.  REGULATION FD DISCLOSURE

Natural Gas and Crude Oil Financial Price Swap and Costless Collar Contracts. With the objective of enhancing the certainty of future revenues, EOG Resources, Inc. (EOG), a Delaware corporation, enters into NYMEX-related commodity price swap and costless collar contracts from time to time.


Third and Fourth Quarters 2002:

      (a) Natural Gas Financial Price Swap and Costless Collar Contracts - Presented below is a summary of EOG's natural gas financial price swap and costless collar contracts for the second half of 2002 with prices expressed in dollars per million British thermal units ($/MMBtu) and notional volumes in million British thermal units per day (MMBtud). EOG accounts for these swap and costless collar contracts under mark-to-market accounting.

            o   Price Swaps

                                             Average Price           Volume
                     2002                      ($/MMBtu)            (MMBtud)
            ------------------------           ---------            --------
            July and August (closed)             $  3.20             100,000
            September (closed)                   $  3.11             200,000
            October                              $  3.13             200,000
            November and December                $  3.35              75,000

            o   Costless Collars

                    On August 30, 2002, EOG entered into costless collar
            contracts that set a floor price of $3.10 per MMBtu and ceiling prices that average $3.43 per MMBtu covering notional volumes of 100,000 MMBtud for October 2002.

      (b) Crude Oil Financial Price Swap Contracts - EOG has contracts in place covering notional volumes of two thousand barrels of oil per day at a price of $21.50 per barrel for the period July 2002 through December 2002. Crude oil financial price swap contracts for the period of July 2002 are closed. EOG accounts for these swap contracts under mark-to-market accounting.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EOG RESOURCES, INC.
                                           (Registrant)




Date: August 30, 2002                      By:  /s/TIMOTHY K. DRIGGERS
                                              ---------------------------------
                                                   Timothy K. Driggers
                                                 Vice President, Accounting
                                                    & Land Administration
                                               (Principal Accounting Officer)